18th Annual BURKENROAD REPORTS Investment Conference April 25, 2014 Joseph M. Bennett EVP & Chief IRO Exhibit 99.1

18th Annual BURKENROAD REPORTS Investment Conference 2
TIDEWATER
601 Poydras Street, Suite 1500, New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company
notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
Phone: 504.568.1010  |  Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com

3 Our Humble Beginnings 18th Annual BURKENROAD REPORTS Investment Conference

•
Consistent goal of “Best in Class” safety and compliance culture
•
History of earnings growth and solid returns
•
Largest “NEW” OSV  fleet in the industry, operating in over
50 countries with ~8,000 employees worldwide
•
Solid balance sheet and ready liquidity allows us to
continue to act upon available opportunities, such as recent
Troms acquisition and new Subsea business
•
Challenged, yet still constructive fundamental backdrop for
OSV industry

Key Tidewater Takeaways
18th Annual BURKENROAD REPORTS Investment Conference

Safety Record Rivals Leading Companies
18th Annual BURKENROAD REPORTS Investment Conference
•
Safe Operations is Priority #1
•
Stop Work Obligation
•
Safety performance is 25% of mgt. incentive comp
like holding a snake by its head.
Operating safely offshore is
It’s a task that can’t be turned
loose not for a microsecond of an
accident will strike without pity

6 Our Workplace !!! 18th Annual BURKENROAD REPORTS Investment Conference

Source: ODS-Petrodata
Note: 44 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 716 in April 2014.
414
254
Prior peak (summer 2008)
Jackups
Floaters
7
Working Offshore Rig Trends
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0
50
100
150
200
250
300
350
400
450
1/04 7/04 1/05 7/05 1/06 7/06 1/07 7/07 1/08 7/08 1/09 7/09 1/10 7/10 1/11 7/11 1/12 7/12 1/13 7/13 1/14

Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
April
2014
Working Rigs
603 538 716
Rigs Under
Construction
186 118 253
OSV Global
Population
2,033 2,599 3,129
OSV’s Under
Construction
736 367 455
OSV/Rig Ratio
3.37 4.83 4.37

Drivers of our Business “Peak to Present”
18th Annual BURKENROAD REPORTS Investment Conference

Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
244 “New” vessels – 6.0 avg yrs
25 “Traditional” vessels – 26.5 avg yrs
9
Tidewater’s Active Fleet
As of December 31, 2013
18th Annual BURKENROAD REPORTS Investment Conference
0
5
10
15
20
25
30
35
40
1970 1975 1980 1985 1990 1995 2000 2005 2010

Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (2,382 total
vessels for
400+ owners)
10
Vessel Population by Owner
(AHTS and PSVs only) Estimated as of April 2014
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219
178
135
77
70
68
5
0
100
200
300
400

In 3Q FY 2014, ~10% of vessel revenue was generated in the U.S. by ~ 17 vessels; however, <15 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM. In addition, Tidewater has currently under construction five additional U.S.-flagged deepwater PSVs.
11
Our Global Footprint – Vessel Count by Region
(Excludes stacked vessels –
as of 12/31/13)
18th Annual BURKENROAD REPORTS Investment Conference
Americas
66(25%)
MENA
45(17%)
SS Africa/Europe
135(50%)
Asia/Pac
23(8%)

A Broad Portfolio of New High Spec OSVs
18th Annual BURKENROAD REPORTS Investment Conference
Deepwater PSV
Deepwater AHTS
Towing Supply
Vessel information is as of 12/31/13. CIP=Construction in Process.
Current Future
DWT Fleet CIP Fleet
5,000-6,000 15 5 20
4,000-4,999 11 11 22
3,000-3,999 43 6 49
<3,000 6 0 6
75 22 97
Current Future
BHP Fleet CIP Fleet
25,000+ 5 0 5
13,500-16,500 7 0 7
12 0 12
Current Future
BHP Fleet CIP Fleet
7,000-10,000 36 6 42
3,000-6,999 69 0 69
105 6 111

Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 97 $2,725m $28.1m
Deepwater AHTSs 12 $387m $32.3m
Towing Supply/Supply 109 $1,617m $14.8m
Other 55 $277m $5.0m
TOTALS: 273 $5,006m
(1)
$18.3m
.
At 12/31/13, 244 new vessels were in our fleet with ~6.0 year average age
Vessel Commitments
Jan. ’00 – December ‘13
(1) ~$4.4b (88%) funded through 12/31/13
(2) Vessel count and total cost is net of 26 vessel dispositions ($243M of original cost)
(2) Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)

The Largest Modern OSV Fleet in the Industry
18th Annual BURKENROAD REPORTS Investment Conference

As of December 31, 2013
Cash & Cash Equivalents $114 million
Total Debt $1,464 million
Shareholders Equity $2,640 million
Net Debt / Net Capitalization 34%
Total Debt / Capitalization 36%
~$715 million of available liquidity as of 12/31/13, including $600 million of unused capacity under the company’s revolving credit facility.
14
Strong Financial Position Provides
Strategic Optionality
18th Annual BURKENROAD REPORTS Investment Conference

15 Debt Maturities Limited for Several Years 18th Annual BURKENROAD REPORTS Investment Conference Fiscal Year $200 $0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 $400 $600 $800

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity      4.3%         7.2% 12.4% 18.9%       18.3% 19.5%       11.4%       5.0%
4.3%        5.9%
Adjusted EPS**
Adjusted EPS**
16
History of Earnings Growth & Solid
Through-Cycle Return
18th Annual BURKENROAD REPORTS Investment Conference
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal
2004
Fiscal
2005
Fiscal
2006
Fiscal
2007
Fiscal
2008
Fiscal
2009
Fiscal
2010
Fiscal
2011
Fiscal
2012
Fiscal
2013

Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels.

Active Vessel Dayrates & Utilization by Segment
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60%
70%
80%
90%
100%
6/10 12/10 6/11 12/11 6/12 12/12 6/13 12/13
$6,000
$10,000
$14,000
$18,000
$22,000
6/10 12/10 6/11 12/11 6/12 12/12 6/13 12/13
Americas Asia/Pac MENA Sub Sah Africa/Eur.

$165 million, or 46%, of Vessel Revenue in Q3 Fiscal 2014

New Vessel Trends by Vessel Type
Deepwater PSVs
18th Annual BURKENROAD REPORTS Investment Conference
Q3 Fiscal 2014
Avg Day Rate: $29,092
Utilization: 82.7%
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
22
23
24
25 25 25 25
28
29
32
34
38
40
43
44
45
47
49
51
54
55
57
62
66
69
73
75
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
-

Q3 Fiscal 2014
Avg Day Rate: $15,144
Utilization: 85.5%
$124 million, or 35%, of Vessel Revenue in Q3 Fiscal 2014
19
New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
18th Annual BURKENROAD REPORTS Investment Conference
39
40
43
46
47
49
51
54
57
59
61
63
68
78
81
83
85
88
93
99
101
101 102
103
103 103
104
-
50
100
150
200
250
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

Recent delivery of six work-class remotely operated vehicles (ROV) 20 Tidewater’s New Subsea Business 18th Annual BURKENROAD REPORTS Investment Conference

•
Continue to improve upon stellar safety and compliance programs
•
Maintain solid balance sheet and financial flexibility to deal with industry uncertainties and seize opportunities when presented
•
Disciplined deployment of cash to expand vessel and ROV
fleet capabilities
•
Return capital to shareholders through dividends and
opportunistic share repurchases

Tidewater’s Future
18th Annual BURKENROAD REPORTS Investment Conference

18th Annual BURKENROAD REPORTS Investment Conference April 25, 2014 Joseph M. Bennett EVP & Chief IRO

23 Appendix 18th Annual BURKENROAD REPORTS Investment Conference

Maintain
Financial Strength
EVA-Based Investments
On Through-cycle Basis
Deliver Results
24
Financial Strategy Focused on Creating
Long-Term Shareholder Value
18th Annual BURKENROAD REPORTS Investment Conference

Source: ODS-Petrodata and Tidewater
As of March 2014, there are approximately 463 additional AHTS and PSV’s (~15% of the global fleet) under construction.
Global fleet is estimated at 3,088 vessels, including ~700 vessels that are 25+ yrs old (25%).
Vessels > 25 years old today
25
The Worldwide OSV Fleet
(Includes AHTs and PSVs only) Estimated as of March 2014
18th Annual BURKENROAD REPORTS Investment Conference
0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010

Our Global Footprint – Vessel Class by Region
(Excludes stacked vessels –
as of 12/31/13)
18th Annual BURKENROAD REPORTS Investment Conference
New Avg. Traditional
Vessels NBV Vessels
Deepwater 31 $19.9M 0
Towing Supply 14 $10.9M 8
Other 9 $3.6M 4
54 12
New Avg. Traditional
Vessels NBV Vessels
Deepwater 11 $16.6M 1
Towing Supply 31 $12.5M 0
Other 0 0 2
42 3
New Avg. Traditional
Vessels NBV Vessels
Deepwater 37 $28.1M 0
Towing Supply 46 $12.5M 3
Other 42 $1.9M 7
125 10
New Avg. Traditional
Vessels NBV Vessels
Deepwater 8 $25.2M 0
Towing Supply 14 $11.9M 0
Other 1 $6.9M 0
23 0
Americas
SSAE
MENA
Asia/Pac
Vessel count info is as of 12/31/13, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV.
Average NBV of the total 25 Traditional vessels is $0.95M at 12/31/13.

Count
Deepwater PSVs 22
Deepwater AHTSs -
Towing Supply/Supply 6
Other 1
Total 29
Vessels Under Construction*
As of December 31, 2013
Estimated delivery schedule – 1 for the remainder of FY ’14, 16 in FY ’15 and 12 thereafter.
CAPX of $93m for the remainder of FY ’14, $366m in FY ‘15  and $150m in FY ’16.

…and More to Come
18th Annual BURKENROAD REPORTS Investment Conference

Over a 14-year period, Tidewater has invested $4.6 billion in CapEx, and paid out ~$1.2 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were $3.8 billion and $749 million, respectively.
$ in millions
CFFO
Fiscal Year
28
Fleet Renewal & Expansion Largely
Funded by CFFO
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$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
CAPX Dividend Share Repurchase

Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%
29
Total Revenue and Margin
Fiscal 2008-2014
18th Annual BURKENROAD REPORTS Investment Conference
53.0%
46.7%
56.4%
47.7%
38.0%
41.0%
36.9%
45.0%
42.0%
44.1%
40.8%
46.3%
45.2%
$-
$100
$200
$300
$400
$500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)
$300 million
$150 million
50.0%

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$163 million Vessel Margin in Q3
FY2014 (98% from New Vessels)
Q3 FY2014 Vessel Margin: 45%
30
Cyclical Upturn should Drive Margin Expansion
18th Annual BURKENROAD REPORTS Investment Conference
$0
$25
$50
$75
$100
$125
$150
$175
$200
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14
New Traditional
0%
10%
20%
30%
40%
50%
60%
70%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14
Total New

Q3 Fiscal 2014
Avg Day Rate: $29,141
Utilization: 95.8%
$30 million, or 8%, of Vessel Revenue in Q3 Fiscal 2014
31
New Vessel Trends by Vessel Type
Deepwater AHTS
18th Annual BURKENROAD REPORTS Investment Conference
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
5 5 5 5 5 5 5 5
6
8
9 9
11
11 11 11 11 11 11 11 11 11
11 11
11 11
12
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10
FY11 FY12 FY13 FY14
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
-
40
80
120

Our top 10 customers in Fiscal 2013 (4 Super Majors, 2 NOC’s,
3 IOC’s and 1 independent) accounted for 58% of our revenue
32
Current Revenue Mix
Quality of Customer Base
18th Annual BURKENROAD REPORTS Investment Conference
Super Majors
38%
NOC's
21%
Others
41%